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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 2004

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

         New Jersey                     001-09120                22-2625848
         ----------                     ---------                ----------
       (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com

                                 PSEG POWER LLC
             (Exact name of registrant as specified in its charter)

           Delaware                     000-49614                22-3663480
           --------                     ---------                ----------
       (State or other           (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                               80 Park Plaza, T-25
                          Newark, New Jersey 07102-4194
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

         New Jersey                     001-00973                22-1212800
         ----------                     ---------                ----------
       (State or other           (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com

                            PSEG ENERGY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

         New Jersey                     000-32503                42-1544079
         ----------                     ---------                ----------
       (State or other           (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                               80 Park Plaza, T-20
                          Newark, New Jersey 07102-4194
                          -----------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-456-3581
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com

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     The information contained in Item 5. Other Events in this combined Form 8-K is separately filed by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings LLC (Energy Holdings). The information contained in Item 12. Results of Operations and Financial Condition in this Form 8-K is furnished solely for PSEG. Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 5. Other Events

PSEG Announces 2nd Quarter 2004 Results

     PSEG, PSE&G, Power and Energy Holdings

     On July 30, 2004, the following unaudited results were announced for PSEG, PSE&G, Power and Energy Holdings.

     Income from Continuing Operations for the quarter ended June 30, 2004 was $119 million, $63 million, $52 million and $21 million for PSEG, PSE&G, Power and Energy Holdings, respectively. As required by generally accepted accounting principles, Income from Continuing Operations for PSE&G and Energy Holdings does not include preferred securities dividends/distributions of $1 million and $5 million, respectively. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the quarter ended June 30, 2004 was $124 million, $62 million, $52 million and $21 million, respectively.

     Income from Continuing Operations for the six months ended June 30, 2004 was $390 million, $188 million, $161 million and $69 million for PSEG, PSE&G, Power and Energy Holdings, respectively. As required by generally accepted accounting principles, Income from Continuing Operations for PSE&G and Energy Holdings does not include preferred securities dividends/distributions of $2 million and $10 million, respectively. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the six months ended June 30, 2004 was $395 million, $186 million, $161 million and $64 million, respectively.



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Item 12. Results of Operations and Financial Condition

     On July 30, 2004, PSEG announced unaudited financial results for the quarter ended June 30, 2004. A copy of the earnings release dated July 30, 2004 is furnished as Exhibit 99 to this Form 8-K. The information contained in this report is being furnished pursuant to Item 12 as directed by the U.S. Securities and Exchange Commission.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                                    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                    (Registrant)


                                    By: /s/ Patricia A. Rado
                                        ----------------------------------------
                                        Patricia A. Rado
                                        Vice President and Controller
                                        (Principal Accounting Officer)

Date: July 30, 2004


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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                    (Registrant)


                                    By: /s/ Patricia A. Rado
                                        ----------------------------------------
                                        Patricia A. Rado
                                        Vice President and Controller
                                        (Principal Accounting Officer)

Date: July 30, 2004


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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                                    PSEG POWER LLC
                                    (Registrant)


                                    By: /s/ Patricia A. Rado
                                        ----------------------------------------
                                        Patricia A. Rado
                                        Vice President and Controller
                                        (Principal Accounting Officer)

Date: July 30, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

                                    PSEG ENERGY HOLDINGS LLC
                                    (Registrant)

                                    By: /s/ Patricia A. Rado
                                        ----------------------------------------
                                        Patricia A. Rado
                                        Vice President and Controller
                                        (Principal Accounting Officer)

Date: July 30, 2004


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